UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2013

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2013 Annual Cash Incentive Plan and Related Performance Goals

On March 18, 2013, the Compensation Committee (the “Committee”) of the Board of Directors of WellCare Health Plans, Inc. (the “Company”) established performance goals for fiscal year 2013 under the WellCare Health Plans, Inc. Amended and Restated Annual Cash Bonus Plan (“Annual Cash Bonus Plan”) for our executive officers consisting of: adjusted earnings per share (“EPS”); selected Healthcare Effectiveness Data and Information Set (“HEDIS”) measures; and individual performance (collectively, the “2013 STI Performance Goals”). Achievement of the 2013 STI Performance Goals will be determined in the sole discretion of the Committee.

The target amount of each of our executive officers’ annual cash incentive award will be based on a pre-established percentage of each executive’s base salary as in effect on December 31, 2013, subject to proration based on the portion of the year the executive is employed, in the case of an executive hired during 2013, or based on the executive’s annualized base salary and target percentage in effect prior to a change and the annualized base salary and target percentage in effect after a change, in the case of an executive who receives a target adjustment after the Company’s annual compensation review process in February 2013. The amount of the award to be paid (not to exceed 200% of the executive’s target amount) will be determined based on the degree to which the Committee, in its sole discretion, determines the 2013 STI Performance Goals have been achieved; provided that the Committee in its discretion may determine not to award any payout if it determines minimum levels of performance are not achieved. The awards, if any, related to EPS and individual performance will be paid by March 15, 2014. The awards, if any, related to HEDIS measures and individual performance are expected to be paid in the third quarter of 2014 when HEDIS results are determined.

Notwithstanding the specific 2013 STI Performance Goals established for fiscal year 2013, in making a determination as to whether or not awards will be paid, and the amounts of award payments, if any, the Committee may take into consideration factors such as unanticipated events, prior period reserve development, acquisition and expansion costs, non-recurring and extraordinary items, compliance matters and other equitable factors, as determined by the Committee in its discretion.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced Annual Cash Bonus Plan. The above description is qualified in its entirety by reference to the Annual Cash Bonus Plan, which is incorporated herein by reference as Exhibit 10.14 to this Current Report on Form 8-K.

Adoption of New Form of Performance Stock Unit Agreement

On March 18, 2013, the Committee approved a form of Performance Stock Unit Award Notice and Agreement (the “PSU Award Notice”) and a form of Performance Stock Unit Award Notice and Agreement with deferral provisions (“PSU Award Notice with deferral provisions”) for awards of performance stock units (“PSUs”) under the WellCare Health Plans, Inc. 2004 Equity Incentive Plan (the “Equity Plan”) for employees of the Company and its subsidiaries, including the Company’s executive officers. The only change from the previously adopted forms is to increase the maximum number of units that may vest from 150% of target to 200% of target. The material terms of the previously adopted forms were described in the Company’s Current Report on Form 8-K filed on February 17, 2012.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced PSU Award Notice and PSU Award Notice with deferral provisions. The above description of the PSU Award Notice is qualified in its entirety by reference to the PSU Award Notice, the form of Performance Stock Unit Award Agreement (the “PSU Agreement”) and the Equity Plan (collectively with the PSU Award Notice and PSU Agreement, the “PSU Award Documentation”), which are incorporated herein by reference as Exhibits 10.1, 10.2 and 10.13 to this Current Report on Form 8‑K. The above description of the PSU Award Notice with deferral provisions is qualified in its entirety by reference to the PSU Award Notice with deferral provisions, the form of Performance Stock Unit Award Agreement with deferral provisions (the “PSU Agreement with deferral provisions”) and the Equity Plan (collectively with the PSU Award Notice with deferral provisions and PSU Agreement with deferral provisions, the “PSU Award Documentation with deferral provisions”), which are incorporated herein by reference as Exhibits 10.3, 10.4 and 10.13 to this Current Report on Form 8‑K.

Adoption of New Form of Market Stock Unit Agreement

On March 18, 2013, the Committee approved a form of Market Stock Unit Award Notice and Agreement (the “MSU Award Notice”) and a form of Market Stock Unit Award Notice and Agreement with deferral provisions (“MSU Award Notice with deferral provisions”) for awards of market stock units (“MSUs”) under the Equity Plan for employees of the Company and its subsidiaries, including the Company’s executive officers. The only change from the previously adopted forms is to increase the maximum number of units that may vest from 150% of target to 200% of target. The material terms of the previously adopted forms were described in the Company’s Current Report on Form 8-K filed on February 17, 2012.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced MSU Award Notice and MSU Award Notice with deferral provisions. The above description of the MSU Award Notice is qualified in its entirety by reference to the MSU Award Notice, the form of Market Stock Unit Award Agreement (the “MSU Agreement”) and the Equity Plan (collectively with the MSU Award Notice and MSU Agreement, the “MSU Award Documentation”), which are incorporated herein by reference as Exhibits 10.5, 10.6 and 10.13 to this Current Report on Form 8‑K. The above description of the MSU Award Notice with deferral provisions is qualified in its entirety by reference to the MSU Award Notice with deferral provisions, the form of Market Stock Unit Award Agreement with deferral provisions (the “MSU Agreement with deferral provisions”) and the Equity Plan (collectively with the MSU Award Notice with deferral provisions and MSU Agreement with deferral provisions, the “MSU Award Documentation with deferral provisions”), which are incorporated herein by reference as Exhibits 10.7, 10.8 and 10.13 to this Current Report on Form 8‑K.

Approval of 2013 Performance Goals for Performance Stock Unit Awards

On March 18, 2013, the Committee established performance goals for the three-year performance period ending December 31, 2015 for awards of PSUs issued under the Equity Plan to our executive officers consisting of: return on equity; Medicare STARs results; and National Committee for Quality Assurance accreditation achievements (collectively, the “2013 LTI Performance Goals”).

2013 Long Term Incentive Awards

On March 18, 2013, the Committee approved grants of awards of PSUs, MSUs and restricted stock units (“RSUs”) on the terms described below to: Alec Cunningham, our Chief Executive Officer; Thomas L. Tran, our Senior Vice President and Chief Financial Officer; Walter W. Cooper, our Chief Administrative Officer and Dan Paquin, our President, National Health Plans.

	Target Number of PSUs	Target Number of MSUs	Number of RSUs
Alec Cunningham	28,389	10,088	14,195
Thomas L. Tran	6,551	2,328	3,276
Walter W. Cooper	6,027	2,142	3,014
Daniel R. Paquin	7,862	2,794	3,931

The awards of PSUs to Messrs. Cunningham, Cooper and Paquin are subject to the terms of the PSU Award Documentation and vest on March 1, 2016 subject to the achievement of the 2013 LTI Performance Goals. The award of PSUs to Mr. Tran is subject to the terms of the PSU Award Documentation with deferral provisions and vest on March 1, 2016 subject to the achievement of the 2013 LTI Performance Goals.

The awards of MSUs to Messrs. Cunningham, Cooper and Paquin are subject to the terms of the MSU Award Documentation and vest on March 1, 2016. The award of MSUs to Mr. Tran is subject to the terms of the MSU Award Documentation with deferral provisions and vest on March 1, 2016.

The awards of RSUs to Messrs. Cunningham, Cooper and Paquin are subject to the terms of the Restricted Stock Unit Award Notice and Agreement, Restricted Stock Unit Award Agreement and the Equity Plan, which are incorporated herein by reference as Exhibits 10.9, 10.10 and 10.13 to this Current Report on Form 8‑K, and vest in approximately equal installments on March 1, 2014, March 1, 2015 and March 1, 2016. The award of RSUs to Mr. Tran is subject to the terms of the Restricted Stock Unit Award Notice and Agreement with deferral provisions, Restricted Stock Unit Award Agreement with deferral provisions and the Equity Plan, which are incorporated herein by reference as Exhibits 10.11, 10.12 and 10.13 to this Current Report on Form 8‑K, and vest in approximately equal installments on March 1, 2014, March 1, 2015 and March 1, 2016.

Item 9.01        Financial Statements and Exhibits.

(d)   Exhibits.

EXHIBIT INDEX
		Incorporated by Reference
Exhibit Number	Description	Form	Filing Date with SEC	Exhibit Number
10.1	Form of Performance Stock Unit Award Notice and Agreement under the Registrant’s 2004 Equity Incentive Plan (adopted March 18, 2013)	Filed herewith
10.2	Form of Performance Stock Unit Award Agreement under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	8-K	February 17, 2012	10.2
10.3	Form of Performance Stock Unit Award Notice and Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (adopted March 18, 2013)	Filed herewith
10.4	Form of Performance Stock Unit Award Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	8-K	February 17, 2012	10.4
10.5	Form of Market Stock Unit Award Notice and Agreement under the Registrant’s 2004 Equity Incentive Plan (adopted March 18, 2013)	Filed herewith
10.6	Form of Market Stock Unit Award Agreement under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	8-K	February 17, 2012	10.6
10.7	Form of Market Stock Unit Award Notice and Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (adopted March 18, 2013)	Filed herewith
10.8	Form of Market Stock Unit Award Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	8-K	February 17, 2012	10.8
10.9	Form of Restricted Stock Unit Award Notice and Agreement under the Registrant’s 2004 Equity Incentive Plan (employee version, adopted February 13, 2012)	8-K	February 17, 2012	10.9
10.10	Form of Restricted Stock Unit Award Agreement under the Registrant’s 2004 Equity Incentive Plan (employee version, adopted February 13, 2012)	8-K	February 17, 2012	10.10
10.11	Form of Restricted Stock Unit Award Notice and Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (employee version, adopted February 13, 2012)	8-K	February 17, 2012	10.11
10.12	Form of Restricted Stock Unit Award Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (employee version, adopted February 13, 2012)	8-K	February 17, 2012	10.12
10.13	Equity Incentive Plan	10-Q	August 13, 2004	10.4
10.14	Amended and Restated Annual Cash Bonus Plan	8-K	December 20, 2010	10.8

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2013	WELLCARE HEALTH PLANS, INC. /s/ Lisa G. Iglesias
Lisa G. Iglesias Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX
		Incorporated by Reference
Exhibit Number	Description	Form	Filing Date with SEC	Exhibit Number
10.1	Form of Performance Stock Unit Award Notice and Agreement under the Registrant’s 2004 Equity Incentive Plan (adopted March 18, 2013)	Filed herewith
10.2	Form of Performance Stock Unit Award Agreement under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	8-K	February 17, 2012	10.2
10.3	Form of Performance Stock Unit Award Notice and Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (adopted March 18, 2013)	Filed herewith
10.4	Form of Performance Stock Unit Award Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	8-K	February 17, 2012	10.4
10.5	Form of Market Stock Unit Award Notice and Agreement under the Registrant’s 2004 Equity Incentive Plan (adopted March 18, 2013)	Filed herewith
10.6	Form of Market Stock Unit Award Agreement under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	8-K	February 17, 2012	10.6
10.7	Form of Market Stock Unit Award Notice and Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (adopted March 18, 2013)	Filed herewith
10.8	Form of Market Stock Unit Award Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (adopted February 13, 2012)	8-K	February 17, 2012	10.8
10.9	Form of Restricted Stock Unit Award Notice and Agreement under the Registrant’s 2004 Equity Incentive Plan (employee version, adopted February 13, 2012)	8-K	February 17, 2012	10.9
10.10	Form of Restricted Stock Unit Award Agreement under the Registrant’s 2004 Equity Incentive Plan (employee version, adopted February 13, 2012)	8-K	February 17, 2012	10.10
10.11	Form of Restricted Stock Unit Award Notice and Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (employee version, adopted February 13, 2012)	8-K	February 17, 2012	10.11
10.12	Form of Restricted Stock Unit Award Agreement with deferral provisions under the Registrant’s 2004 Equity Incentive Plan (employee version, adopted February 13, 2012)	8-K	February 17, 2012	10.12
10.13	Equity Incentive Plan	10-Q	August 13, 2004	10.4
10.14	Amended and Restated Annual Cash Bonus Plan	8-K	December 20, 2010	10.8